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Investor Presentation February 17, 2010

This presentation includes forward-looking statements about: our strategy for maximizing shareholder value the ability to improve the benefit-risk profile of TYSABRI(r) and drive future growth ongoing development initiatives and growth strategies for our marketed products the anticipated development and timing of programs in our clinical pipeline and regulatory actions These statements are based on our current beliefs and expectations and involve risks and uncertainties that could cause actual results to differ materially from those which we expect. Important factors which could cause actual results to differ from our expectations and which could negatively impact our financial position and results of operations include our dependence on our three principal products, AVONEX(r), RITUXAN(r) and TYSABRI(r), the importance of market acceptance and successful sales growth of TYSABRI(r), uncertainty of success in commercializing other products, the occurrence of adverse safety events with our products, competitive pressures, changes in the availability of reimbursement for our products, our dependence on collaborations over which we may not always have full control, failure to execute our growth initiatives, failure to comply with government regulation and possible adverse impact of changes in such regulation, problems with our manufacturing processes and our reliance on third parties, charges and other costs relating to our properties, fluctuations in our effective tax rate, our ability to attract and retain qualified personnel, the risks of doing business internationally, representation by activist shareholders, our ability to protect our intellectual property rights and the cost of doing so, product liability claims, fluctuations in our operating results, credit and financial market conditions, the market, interest and credit risks associated with our portfolio of marketable securities, our level of indebtedness, environmental risks, aspects of our corporate governance and collaborations and the other risks and uncertainties that are described in the Risk Factors section of our annual report on Form 10-K and in other reports we file with the SEC. Forward-looking statements, like all statements in this presentation, speak only as of the date of this presentation (unless another date is indicated). Unless required by law, we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Biogen Idec and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Biogen Idec in connection with the Company's 2010 annual meeting of stockholders. The names, affiliations and interests of such individuals may be found in Biogen Idec's Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement for the 2009 Annual Meeting, each of which are filed with the SEC. To the extent holdings of Biogen Idec securities have changed since such documents were filed, such changes have been or will be reflected in Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. Additional information regarding such individuals will be included in the Company's proxy statement in connection with the Company's 2010 annual meeting of stockholders when such document is filed with the SEC. Biogen Idec files annual, quarterly and special reports with the SEC. The proxy statements and other reports, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from Biogen Idec at www.biogenidec.com. Biogen Idec stockholders are advised to read carefully the proxy statement relating to the Company's 2010 annual meeting of stockholders and any other relevant documents filed by the Company with the SEC when they become available before making any voting or investment decision, because they will contain important information. The Company's proxy statement will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142. In addition, copies of the proxy materials, including the Company's white proxy card, may be requested after they have been filed with the SEC from our proxy solicitor, MacKenzie Partners, Inc., by toll-free telephone at 1-800-322-2885 or by e-mail at proxy@mackenziepartners.com. Forward Looking Statements and Important Information

2009 in Review TYSABRI achieved 'blockbuster' status Late stage MS pipeline advanced and expanded Revenue grew despite headwinds Operating margin reached nearly 40% $1 billion stock buyback initiated

13 Disciplined Use of Cash Extend AVONEX and RITUXAN through Lifecycle Management Accelerate TYSABRI Growth Advance our Pipeline SHAREHOLDER VALUE Key Levers to Maximize Shareholder Value

TYSABRI's Blockbuster Year 2003 2004 2005 2006 2007 FYE 2008 FYE 2009 TYSABRI U.S. Patients on Therapy 86 99 25 218 20100 24500 35 344 37600 48800 TYSABRI International Patients on Therapy 73 101 10 126 16900 23700 600 600 test +30% Patients on Therapy +30% 2003 2004 2005 2006 2007 FYE 2008 FYE 2009 TYSABRI In Market U.S. Sales (in $ millions) 86 99 25 218 421.6 508.5 35 344 813 1059.2 TYSABRI In Market International Sales (in $ millions) 73 101 10 126 391.4 550.7 In-Market Revenue ($M) = U.S. = ROW = TRIALS

Viral coat protein (VP1) variants Regulatory region JC Virus variants Research to Reduce PML Risk and Improve Outcomes 6 Management Prediction and Prevention Viral Factors Patient Factors Natalizumab Removal Stop Disease Progression JC Virus Antibody Test Prior Treatment With Immunosuppressants Natalizumab MOA JCV-specific T-cell function Plasma Exchange (PLEX) Anti-JCV drug screening Mefloquine clinical trial

JC Virus Antibody Test 7 ELISA assay JC virus antibody detected in 50% to 60% of adults All TYSABRI-treated patients who developed PML, for whom samples were available prior to diagnosis (n=11), were anti-JCV antibody positive Additional evaluations are planned to define the potential utility of the assay for PML risk stratification Note: Two recent studies supporting JCV seroprevalence below 60% include: Prevalence estimate of 38% found by Kean, Rao, Wang, and Garcea (2009), "Seroepidemiology of human polyomaviruses." PLoS Pathog, 5(3):e1000363 Prevalence estimate of 58% found by Egli, Infanti, Dumoulin, Buser, Samaridis, Stebler, Gosert, and Hirsch, "Prevalence of Polyomavirus BK and JC Infection and Replication in 400 Healthy Blood Donors." The Journal of Infectious Diseases 2009;199:837-846

Initiative Objective(s) Switching study vs. Copaxone(r) and Rebif(r) Reinforce efficacy Demonstrate benefit of switching early Demonstrate TYSABRI should be first choice switch therapy when you need more efficacy Geographic Expansion Expand market - increased footprint from 38 to 45 countries between 2008 and 2009. Potential growth in Asia, Latin America, Eastern Europe and Middle East Subcutaneous formulation Provide another dosing option for TYSABRI patients SPMS Indication Expand market Reinforce efficacy Driving Future TYSABRI Growth Note: Copaxone(r) is a registered trademark of Teva Pharmaceutical Industries Limited and Rebif(r) is a registered trademark of EMD Serono, Inc. or its affiliates

AVONEX Franchise Durability 2009 2010+ Granted method of use patent through 2026 FPI Phase 3 PEGylated interferon trial CHAMPIONS 10-year results Completed Phase 2 enrollment in Ulcerative Colitis trial Autoinjector Titration Ulcerative Colitis Long term efficacy data Note: patent mentioned above is #7,588,755

Expanding the CD-20 Franchise 2009 2010+ PRIMA NHL 1st line maintenance results FPI Phase I subcutaneous formulation trial RITUXAN RA label expanded to include new claim for improvement in physical function and guidance on retreatment for TNF-IR patients Next generation molecules: GA-101 in Oncology Ocrelizumab in Immunology REACH and CLL8: relapsed and front line CLL ANCA-Associated Vasculitis RATE rapid infusion study

NEUROLOGY

2010 Pipeline

NEUROLOGY

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Product	Indication
AVONEX	Multiple Sclerosis
TYSABRI	Multiple Sclerosis
Fampridine-PR	Multiple Sclerosis
PEGylated-IFNβ1a	Multiple Sclerosis
BG-12	Multiple Sclerosis
Daclizumab	Multiple Sclerosis
Ocrelizumab	Multiple Sclerosis
BIIB014	Parkinson's
Neublastin	Pain
Anti-LINGO	MS
BART	AD
GSM	AD

ONCOLOGY

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Product	Indication
RITUXAN	Non-Hodgkin's Lymphoma
RITUXAN	Chronic Lymphocytic Leukemia
GA 101	CLL
GA 101	NHL
HSP90 Inhibitor	Solid Tumor
Anti-IGF-1R	Solid Tumor
Lumiliximab	Chronic Lymphocytic Leukemia
Galiximab	Non-Hodgkin's Lymphoma
Volociximab	Solid Tumor
Anti-Cripto-DM4	Solid
TYSABRI	Multiple Myeloma
RAF Inhibitor	Solid

IMMUNOLOGY

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Product	Indication
RITUXAN	Rheumatoid Arthritis
FUMADERM	Psoriasis
TYSABRI	Crohn's Disease
RITUXAN	ANCA Associated Vasculitis
Ocrelizumab	Rheumatoid Arthritis
AVONEX	Ulcerative Colitis
BG-12	Rheumatoid Arthritis
Anti-TWEAK	RA
TNF-TWEAK Bispecific	IBD

EMERGING

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Product	Indication
Lixivaptan	Hyponatremia
Long Acting rFactor IX	Hemophilia B
Lixivaptan	Congestive Heart Failure
Long Acting rFactor VIII	Hemophilia A
Anti-FcRn	Pemphig

■ = Progress Since 2007

AD = Alzheimer's Disease, IBD = Irritable Bowel Disease

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